                                                                    EXHIBIT 99.7

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE


                                  MAY 17, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-WMC2

                                                             % OF THE                                         CLTV
                     #OF  LOANS     BALANCE      AVG BALAN     POOL    SEASONING     WAC  WARM  FICO   OLTV  INCL SS    DTI
    AGGREGATED POOL       4,432  780,433,778.54  176,090.65   100.00%          2   7.057   336   645  82.85    91.85  40.56
2ND LIEN                  1,443   85,896,922.56   59,526.63    11.01%          2   9.990   178   661  99.40    99.40  41.03
IO LOANS ONLY               750  237,732,696.87  316,976.93    30.46%          3   6.225   357   663  81.51    94.29  39.32

RATES:
9.5-10                      425   24,429,571.26   57,481.34     3.13%          2   9.901   193   649  98.46    98.46  41.38
10.01-10.5                  198   11,728,549.78   59,235.10     1.50%          2  10.372   185   648  98.89    98.94  41.76
10.51-11                    285   16,870,761.58   59,195.65     2.16%          2  10.859   179   630  98.99    98.99  41.37
11.01-12                    155    7,112,135.63   45,884.75     0.91%          2  11.548   180   625  98.74    98.74  42.42
12.01-13                     18      876,589.47   48,699.42     0.11%          3  12.590   187   621  99.37    99.37  38.11
GT 13%                        0            0.00        0.00     0.00%

FICO---
<500                          4      473,487.58  118,371.90     0.06%          3   8.108   357   500  76.14    76.14  37.34
501-525                     101   18,068,456.53  178,895.61     2.32%          3   8.086   354   515  79.34    79.38  41.27
526-550                     109   19,438,999.28  178,339.44     2.49%          3   7.786   356   539  77.10    77.23  41.08
551-575                     189   35,517,045.03  187,920.87     4.55%          2   7.549   353   563  81.45    82.39  40.01
576-600                     523   79,325,591.58  151,674.17    10.16%          2   7.258   342   588  82.33    89.16  41.17
601-625                     828  138,558,622.32  167,341.33    17.75%          2   7.079   338   614  82.83    91.57  40.44
626-650                     829  147,851,844.22  178,349.63    18.94%          2   7.061   335   638  83.72    92.71  40.55

<50,000                     738   23,898,051.98   32,382.18     3.06%          2   9.971   196   645  97.16    97.87  39.91
50,000-75,000               575   35,986,767.87   62,585.68     4.61%          2   9.281   239   644  92.98    95.87  39.54
75,000-100,000              451   39,450,751.92   87,473.95     5.05%          3   8.499   268   645  89.24    94.54  40.44
400,000-500,000             198   88,792,693.79  448,447.95    11.38%          2   6.612   358   650  82.54    92.85  42.03
500,001-600,000              94   51,425,998.80  547,085.09     6.59%          3   6.460   357   663  81.93    93.75  39.82
>600,000                     55   36,907,298.90  671,041.80     4.73%          3   6.299   357   666  81.05    91.73  39.45

LTV
80-85                     1,866  440,944,144.45  236,304.47    56.50%          2   6.565   357   650  80.55    95.42  40.78
85.01-90                    378   84,677,854.41  224,015.49    10.85%          3   7.051   351   631  89.52    89.61  40.13
90.01-95                    304   55,834,324.84  183,665.54     7.15%          3   7.611   341   635  94.63    94.70  41.35
95.01-100                 1,358   83,617,818.58   61,574.24    10.71%          2   9.810   188   663  99.93    99.93  40.91

STATED DOC                  382   91,138,283.87  238,581.89    11.68%          2   6.974   353   639  76.86    77.83  39.75
STREAMLINED DOC           1,154  183,746,875.39  159,226.06    23.54%          2   7.544   324   674  83.92    99.35  42.16

2ND HOME                    125   19,705,063.18  157,640.51     2.52%          2   6.803   337   683  83.78    93.85  41.04
INVESTMENT PROPERTY         130   20,180,041.77  155,231.09     2.59%          3   7.202   353   657  81.07    81.08  38.11
CASH OUT LOANS             1618  330,972,321.88  204,556.44    42.41%          2   6.945   345   626  81.23    85.35  40.00
CONDO                       424   66,720,433.58  157,359.51     8.55%          3   6.883   333   657  83.32    94.12  39.64
2-4 FAMILY                  220   57,530,552.17  261,502.51     7.37%          3   7.082   343   658  82.00    88.62  40.99

FIXED RATE                 1776  138,818,502.85   78,163.57    17.79%          2   8.863   238   654  91.43    92.69  40.66
ARM                        2656  641,615,275.69  241,572.02    82.21%          2   6.666   358   643  81.00    91.67  40.54

CA                         1718  401,113,807.72  233,477.19    51.40%          2   6.846   336   652  82.14    91.81  40.71
NY                          243   56,673,814.22  233,225.57     7.26%          3   7.130   339   647  82.71    90.16  41.75
MASS                         43    6,971,218.64  162,121.36     0.89%          3   7.200   320   654  83.37    95.90  39.89
GA                           22    2,732,122.61  124,187.39     0.35%          3   7.684   319   634  84.32    91.86  36.92

DTI
DTI > 50                    301   50,650,090.50  168,272.73     6.49%          3   7.096   339   628  84.45    90.81  53.06

SILENT 2NDS                1491  362,337,628.67  243,016.52    46.43%          2   6.471   357   661  79.74    99.12  40.96

                                              % OF (SINGLE
                     % OF FULL                 FAMILY AND
                        DOC     % OF PRIMARY      PUD)      % OF CASHOUT  % OF 2ND LIEN    IO %
    AGGREGATED POOL     47.59          94.89         83.63         42.41          11.01   30.46
2ND LIEN                41.43          97.53         84.31         19.19         100.00    0.00
IO LOANS ONLY           54.18          97.71         85.09         38.50           0.00  100.00

RATES:
9.5-10                  42.04          97.47         82.39         16.45          91.20    0.00
10.01-10.5              34.80          98.15         87.78         22.62          96.10    0.00
10.51-11                33.58          98.87         88.64         25.21          99.07    0.00
11.01-12                28.81          99.36         86.53         20.77          98.82    0.00
12.01-13                35.40         100.00         96.42         52.05         100.00    0.00
GT 13%

FICO---
<500                    87.45         100.00        100.00         49.94           0.00    0.00
501-525                 75.17          99.71         91.33         81.91           0.00    0.00
526-550                 76.45          98.30         91.69         80.17           0.12    2.34
551-575                 64.53          97.63         85.92         75.92           1.24    4.16
576-600                 67.48          95.27         86.33         49.23           8.40   20.27
601-625                 53.30          96.90         86.57         45.45          10.54   29.46
626-650                 41.58          95.74         84.45         46.11          11.28   32.10

<50,000                 58.35          93.47         87.03         24.24          88.77    0.00
50,000-75,000           54.66          93.04         82.91         24.52          64.57    1.10
75,000-100,000          49.23          93.21         87.07         28.42          47.52    3.92
400,000-500,000         37.30          96.02         79.76         43.48           0.00   51.48
500,001-600,000         42.77          94.74         84.95         35.21           0.00   50.65
>600,000                64.49         100.00         89.96         60.85           0.00   60.82

LTV
80-85                   44.69          95.90         83.52         31.61           0.06   39.71
85.01-90                57.28          91.27         84.04         65.86           2.22   29.24
90.01-95                67.38          91.71         84.39         55.58           8.51   28.40
95.01-100               44.12          97.61         85.96         19.94          94.47    0.36

STATED DOC               0.00          94.26         78.55         76.17           1.21   14.07
STREAMLINED DOC          0.00          96.63         81.97         16.17          18.87   18.87

2ND HOME                28.98           0.00         80.17         25.51          10.78   27.62
INVESTMENT PROPERTY     59.70           0.00         64.21         53.78           0.00    0.00
CASH OUT LOANS          54.02          95.20         85.84        100.00           4.98   27.66
CONDO                   46.02          92.48          0.00         31.89          13.15   43.59
2-4 FAMILY              38.33          89.60          0.00         42.11           8.17   11.04

FIXED RATE              48.71          95.92         84.38         37.43          61.88    0.00
ARM                     47.35          94.67         83.47         43.49           0.00   37.05

CA                      43.54          96.24         82.00         41.07          11.75   43.68
NY                      36.28          97.47         68.47         42.11           9.15   10.47
MASS                    42.42          84.03         46.48         11.28          16.39    8.10
GA                      59.58          94.74         93.34         59.74           9.42   20.85

DTI
DTI > 50                65.36          90.08         88.35         44.80           9.23   13.08

SILENT 2NDS             40.76          97.19         83.97         20.06           0.00   43.24